COMMON STOCK                                                        COMMON STOCK

NUMBER                                                                    SHARES

RH _________                                                        ____________

THIS CERTIFICATE IS TRANSFERABLE             SEE REVERSE FOR CERTAIN DEFINITIONS
IN BOSTON, MA OR NEW YORK, NY                  AND STATEMENTS AS TO THE RIGHTS,
                                                 PREFERENCES, PRIVILEGES AND
                                                    RESTRICTIONS ON SHARES

                                                        CUSIP 760981 10 0

                        [LOGO OF RESTORATION HARDWARE]
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT






IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.0001 PAR VALUE PER SHARE, OF
                          RESTORATION HARDWARE, INC.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
  WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/                                                    /s/
    ---------------------                                  ---------------------
SENIOR VICE PRESIDENT,                                    CHAIRMAN OF THE BOARD,
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          RESTORATION HARDWARE, INC.
                                   DELAWARE
                          INCORPORATED MARCH 2, 1998

                                                   COUNTERSIGNED AND REGISTERED:
                                                                BANKBOSTON, N.A.
                                                    TRANSFER AGENT AND REGISTRAR
                                                    BY /s/
                                                           ---------------------
                                                            AUTHORIZED SIGNATURE

                          RESTORATION HARDWARE, INC.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -- as tenants in common                UNIF GIFT MIN ACT -- ____________________ Custodian ____________________
TEN ENT  -- as tenants by the entireties                                     (Cust)                       (Minor)
JT TEN   -- as joint tenants with right                              under Uniform Gifts to Minors
            of survivorship and not as                               Act _______________________________________________
            tenants in common                                                             (State)
COM PROP -- as community property
                                                UNIF TRF MIN ACT -- _____________________ Custodian (until age _________)
                                                                             (Cust)
                                                                     ____________________________ under Uniform Transfers
                                                                             (Minor)
                                                                     to Minors Act ______________________________________
                                                                                                  (State)

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, _____________________hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
 ______________________________________
|                                      |
|______________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________

                                        X ______________________________________

                                        X ______________________________________
                                  NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

Signature(s) Guaranteed






By _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.